EXHIBIT 10.20

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2 TO LICENSE AGREEMENT

THIS AMENDMENT NO. 2 TO LICENSE AGREEMENT (this “Second Amendment”) is made and entered into as of February 4, 2019 (the “Second Amendment Effective Date”) and is by and between Arrowhead Pharmaceuticals, Inc., a Delaware corporation with a place of business at 225 South Lake Avenue, Suite 1050, Pasadena, California 91101, USA (“Arrowhead”), and Janssen Pharmaceuticals, Inc., a Pennsylvania corporation with a place of business at 1125 Trenton-Harbourton Road, Titusville, New Jersey 08560, USA (“Janssen”) and amends the License Agreement between the Parties dated October 3, 2018.

RECITALS:

WHEREAS, the Parties have entered into a License Agreement, dated as of October 3, 2018, pursuant to which Arrowhead granted Janssen an exclusive license to Develop and Commercialize Licensed Products (the “License Agreement”);

WHEREAS, the Parties now wish to amend the License Agreement to create a framework for Arrowhead to provide additional support to Janssen for certain activities in relation to the Licensed Product;

WHEREAS, under the License Agreement, Arrowhead is responsible for the conduct and completion of the Ongoing Phase 1/2 Study, which includes the CAM Cohort;

WHEREAS, the Parties now wish to agree on the safety data exchange procedures for the CAM Cohort;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the Parties set forth in this Second Amendment, the Parties hereto agree as follows:

AGREEMENT:

1.Definitions.  Capitalized terms used herein but not otherwise defined herein will have their respective meanings set forth in the License Agreement.

2.	Amendments to the License Agreement.

2.1.The following definition is added between Sections 1.19 and 1.20 of the License Agreement:

“1.19bis“Arrowhead Services” has the meaning set forth in Section 5.14.”

2.2.Section 3.2.1 of the License Agreement is hereby replaced in its entirety with the following:

“3.2.1serve as a forum to discuss and monitor the activities under the Clinical Plan and the Arrowhead Services and to approve changes to the Clinical Plan as provided for in Section 5.1.”

2.3.The following sentence is added to Section 5.3.2 of the License Agreement:

“Arrowhead shall use Commercially Reasonable Efforts to provide the Arrowhead Services.”

2.4.The last sentence of Section 5.6.4 of the License Agreement (which was added to the License Agreement by the Amendment No. 1 to the License Agreement entered into by the Parties on 18 December 2018) is hereby replaced in its entirety with the following two sentences:

“Notwithstanding the foregoing, the Parties shall not be required to enter into the Pharmacovigilance Agreement in the event that the Ongoing Phase 1/2 Study is fully terminated prior to the initiation of the first clinical study by Janssen for the Licensed Product. The Parties shall comply with the safety data exchange procedures laid down in Exhibit I for the CAM Cohort and Exhibit I shall serve as the pharmacovigilance agreement for the CAM Cohort for as long as Exhibit I has not been superseded by the Pharmacovigilance Agreement.”

2.5. The following section 5.14 is added to the License Agreement:

“5.14Arrowhead Services.   Upon request by Janssen, the Parties may negotiate in good faith to enter into a Statement of Work, a template of which is attached to this Agreement as Exhibit J, under which Arrowhead would provide certain services to Janssen in relation to the [**] of any Licensed Product or Licensed Construct on [**] (the “Arrowhead Services”). The Arrowhead Services shall be governed by the terms and conditions of this Agreement, and the terms and conditions of the Statement of Work concerned. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of a Statement of Work entered into between the Parties under this Section 5.14, the terms and conditions of the Statement of Work shall prevail.”

2.6.The Appendix 1 (entitled ‘Exhibit I – Safety data exchange procedures for the CAM Cohort) which is attached to this Second Amendment is hereby added as Exhibit I to the License Agreement.

2.7.The Appendix 2 (entitled ‘Exhibit J – Statement of Work Template’) which is attached to this Second Amendment is hereby added as Exhibit J to the License Agreement.

3.Term. This Second Amendment shall be effective as of the Second Amendment Effective Date.

4.No further changes. Except as specifically modified herein, no changes are made to the License Agreement and the License Agreement remains in full force and effect. This Second Amendment is subject to the terms of the License Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by their duly authorized representatives as of the date first above written.

Arrowhead Pharmaceuticals, Inc.

By /s/ Thomas Schluep

Print Name Thomas Schluep

Title Vice President, Program Management

Janssen Pharmaceuticals, Inc.

By /s/ Flavia Pease

Print Name Flavia Pease

Title Vice President Finance and Chief Financial Officer

APPENDIX 1

Exhibit I

Safety data exchange procedure for the CAM Cohort1

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APPENDIX 2

Exhibit J

Statement of Work Template

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